Exhibit 13(b)

CERTIFICATIONS*

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Arnott, President of John Hancock Funds II (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Registrant's periodic report on Form N-CSR for the period ended 2/29/2020 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: April 15, 2020

/s/Andrew Arnott

_______________________________

Andrew Arnott
President

A signed original of this written statement required by Section 906 has been provided to John Hancock Funds II and will be retained by John Hancock Funds II and furnished to the Securities and Exchange Commission or its Staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURUSANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Charles A. Rizzo, Chief Financial Officer of John Hancock Funds II (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Registrant's periodic report on Form N-CSR for the period ended 2/29/2020 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: April 15, 2020

/s/ Charles A. Rizzo

_______________________________

Charles A. Rizzo

Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to John Hancock Funds II and will be retained by John Hancock Funds II and furnished to the Securities and Exchange Commission or its Staff upon request.

____________

*These certifications are being furnished solely pursuant to 18 U.S.C. Section 1350 and are not being filed as part of this Form

N-CSR or as a separate disclosure document.